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                                                                  EXHIBIT 23.02



                          CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 30, 1999, which appears in Insignia Solutions plc's Annual Report on Form 10-K for the year ended December 31, 1998.


PricewaterhouseCoopers LLP

San Jose, California
April 16, 1999